UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2015

Date of reporting period:  12/31/2015

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Annual Report
For the year ended
December 31, 2015

Special Opportunities Fund, Inc.

February 29, 2016

Dear Fellow Shareholders:

Like most value oriented investors, Special Opportunities Fund underperformed the broad market indexes in 2015.  On December 31, 2015, the Fund’s stock closed at $13.20 per share vs. $15.29 per share on June 30, 2015.  After accounting for the reinvestment of a year-end dividend of $1.19, the Fund’s stock was off 5.64% in the second half of 2015 and off 6.13% for the entire year.  For the same periods, the S&P 500 Index gained 0.15% and 1.38% respectively.  The Fund’s underperformance in 2015 was partly attributable to a widening of the discount of the stock price to net asset value from 9.27% to 12.64%.

As of February 26, 2016, the Fund’s discount stood at 14.64%.  At that level, it is hard to find a better investment than repurchasing our own shares because it has a meaningful accretive effect on NAV.  Consequently, we have recently picked up the pace of our share repurchases. From January 1, 2015 through January 31, 2016, 472,944 shares have been re-purchased, all at a discount of at least 12%.  We remind you that the Fund’s repurchases are reported monthly on its website at http://www.specialopportunitiesfundinc.com.

We also remind you that the Fund has a policy of seeking instructions from time to time from stockholders with regard to the voting of proxies for certain closed-end funds whose shares the Fund owns.  The specific closed-end funds for which the Fund seeks instructions from stockholders are available on the Fund’s website and we urge you to check it from time to time if you would like to provide such instructions.  You may also email us at proxyinstructions@bulldoginvestors.com if you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns.

The Fund is intended to be more risk averse than a hypothetical investment in the S&P 500 Index even though we hope to outperform the Index over the long term through intelligent selection of investments and the use of activism to enhance their value.  Here is an update on some of our larger positions.

In our last letter, we reported on a proxy contest Bulldog Investors had conducted for LMP Real Estate Income Fund (RIT) in the spring of 2015.  During the contest, RIT was trading at a double-digit discount to NAV.  The contest ended in a stalemate when a quorum was unable to be reached at the annual meeting.  In our letter, we said: “We have increased our position since then and, as a result, we believe a liquidity event is highly likely in 2016 or even this year if we can reach a resolution with RIT’s management, which is not guaranteed.”  A month later, a settlement was reached that provided for the conversion of RIT from a

Special Opportunities Fund, Inc.

closed-end fund to an open-end fund.  The conversion is expected to occur in the second quarter of 2016.  RIT’s discount is currently less than 4%.

We also discussed our efforts to enhance the value of our shares of Global High Income Fund (GHI) in our last letter.  We said: “We intend to discuss measures to enhance the value of our shares with representatives of GHI and are cautiously optimistic that they will seriously consider them.”  On October 13, 2015, GHI announced that its Board of Directors approved a proposal to liquidate it “as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances).”  On February 18, 2016, GHI’s shareholders approved a liquidation proposal and a final liquidating distribution should be made in April.  GHI’s discount is currently about 1%.

On November 17, 2015, Source Capital (SOR) announced that it would turn over virtually its entire portfolio and make a cash distribution to shareholders in the first quarter of 2016 representing approximately half of its NAV. Shortly thereafter, we began to accumulate a meaningful stake in Source when its discount was about 13 – 14% because we estimated that its pro forma discount would be more than 20% vs. Source’s historical trading discount of less than 10%.  Our thinking was that Source’s discount would likely narrow after the distribution was made.  If not, we could always consider an activist approach.  The latter option looks like it will not be necessary, in part because management seems sensitive to the discount and has already committed to implement a share repurchase program.  Moreover, the discount has gradually narrowed as more investors seemingly have come to understand the value in buying Source that we saw early on.  SOR’s discount is currently less than 8% or about 14% on a pro forma basis.

We also are continuing our efforts to unlock the intrinsic value of several operating companies.  These projects often take years and tend to have fits and starts, but if successful, the payoffs can be big.

Emergent Capital (EMG), formerly known as Imperial Holdings, continues to be a core investment.  Emergent owns a portfolio of life insurance policies with an aggregate face value of approximately $3 billion.  On January 4, 2016, Emergent announced that a criminal investigation of former company employees that commenced in 2011 was concluded without any charges being brought.  This was a very positive development for Emergent because it eliminated a large contingent liability for legal expenses associated with its indemnification responsibilities.  Despite that and other positive developments that could lead to positive cash flow by next year, Emergent’s stock price continues to languish far below its book value.  Since the directors (including me) own a meaningful number of shares, they are likely to consider options to enhance shareholder value if a sizeable discount persists.

Special Opportunities Fund, Inc.

Stewart Information Services (STC), a provider of title insurance and other services in connection with real estate transactions, is another of our long term holdings.  As a result of our threat to conduct a proxy contest in 2016, on January 27th Stewart announced that its dysfunctional dual class capital structure would be eliminated.  According to Matthew Morris, Stewart’s Chief Executive Officer: “[The] simplified structure…will provide a solid foundation for us to drive value creation and future growth.”  If that does not happen, we think there is a possibility that Stewart could become a target for acquisition at a price well above its current market price.

In our last letter we discussed another activist project of ours — Hill International (HIL).  Hill is a global construction management firm that is significantly undervalued primarily because the father-and-son team that started the business own about 20% of the outstanding stock and treat it as if it were still the private company they used to own.  We conducted a proxy contest last year and lost when, on the eve of the annual meeting, management offered each of two large shareholders the right to designate a director in exchange for their votes.  In our letter, we said: “As we see it, management is on a short leash.  There is nothing like having a guillotine over your head to focus your mind.  Either the stock goes up over the next few months or the public shareholders will push for a sale of the company.”

Well, Hill’s stock price is down more than 30% since last year’s annual meeting.  As a result, we are gearing up for another proxy contest this year and intend to submit a proposal “that an investment banker be hired to pursue a liquidity event to maximize stockholder value including a sale of the Company.”  We think our chances to win are good because, among other things, any shareholders that voted for management have probably lost faith in its ability to improve performance.  If we prevail, we think Hill can be sold for significantly more than its current stock price.

We continue to hold a sizeable investment in Winthrop Realty Trust (FUR), a real estate investment trust that is in the process of liquidating its assets and distributing the net proceeds to shareholders.  After our last letter, Winthrop declared and paid an interim liquidating distribution of $1 per share.  We believe Winthrop still represents compelling value based upon our current estimate of its liquidation value.

Special Opportunities Fund, Inc.

Lastly, on behalf of the Fund’s board and investment advisor, I would like to thank those shareholders that attended the annual meeting held in New York City on December 8, 2015 for another stimulating discussion about our investment philosophy, our activist strategy, and some of our investments.  We hope to do it again this year.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (Unaudited)

Average annual total returns for common stock for the periods ended 12/31/2015
Net asset value returns	1 year	Since 1/25/10	5 years	10 years*
Special Opportunities Fund, Inc.	-3.47%	7.59%	5.98%	5.87%

Market price returns
Special Opportunities Fund, Inc.	-6.13%	6.96%	5.90%	6.56%

Index returns
S&P 500® Index	1.38%	13.44%	12.57%	7.31%

Share price as of 12/31/15
Net asset value	$15.11
Market price	$13.20

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2015(1) (Unaudited)

	Value	Percent
Investment Companies	$81,747,929	53.99%
Common Stocks	41,622,936	27.49
Commodity Partnerships	6,441,647	4.25
Preferred Stocks	5,891,324	3.89
Money Market Funds	5,377,512	3.55
Corporate Notes	3,281,222	2.17
Liquidation Claims	2,881,371	1.90
Corporate Bonds	2,489,264	1.64
Promissory Notes	600,000	0.40
Warrants	451,579	0.30
Rights	51,212	0.03
Total Investments	$150,835,996	99.61%
Other Assets in Excess of Liabilities	589,614	0.39
Total Net Assets	$151,425,610	100.00%
(1) As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
INVESTMENT COMPANIES—53.99%
Closed-End Funds—49.61%
Adams Diversified Equity Fund	163,607	$2,099,078
Advent/Claymore Enhanced Growth & Income Fund	396,211	3,276,665
Bancroft Fund, Ltd.	69,976	1,273,563
BlackRock Latin American Investment Trust PLC (g)	80,000	326,685
BlackRock Resources & Commodities Strategy Trust	98,120	697,633
Boulder Growth & Income Fund, Inc.	718,473	5,560,981
Candover Investments PLC (a)(g)	40,468	127,072
Central Securities Corp.	136,479	2,595,831
Credit Suisse Asset Management Income Fund, Inc.	68,543	190,550
The Cushing Renaissance Fund	9,847	140,517
Delaware Investments Dividend & Income Fund, Inc.	2,344	20,674
Deutsche Global High Income Fund, Inc.	187,349	1,414,485
Deutsche High Income Opportunities Fund, Inc.	373,753	4,881,214
Diversified Real Asset Income Fund	92,337	1,432,147
Ellsworth Growth and Income Fund Ltd.	40,078	310,604
First Trust Aberdeen Global Opportunity Income Fund	35,200	356,576
First Trust Dividend and Income Fund	200,404	1,695,418
Fort Dearborn Income Securities, Inc.	774	11,231
The GDL Fund	15,000	150,150
General American Investors Co., Inc.	202,606	6,471,236
Global High Income Fund, Inc.	533,928	4,538,388
JP Morgan Asian Investment Trust PLC (g)	15,214	49,119
Juridica Investments Ltd. (g)	495,258	312,270
Liberty All Star Equity Fund	1,043,489	5,582,666
LMP Real Estate Income Fund, Inc.	342,704	4,468,860
Managed High Yield Plus Fund, Inc.	698,236	1,228,895
Marwyn Value Investors Ltd. (a)(g)	141,288	444,695
Millennium Investment & Acquisition Co., Inc. (a)	112,276	65,457
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Neuberger Berman Real Estate Securities Income Fund, Inc.	986,469	4,942,210
Nuveen Global Equity Income Fund	323,411	3,531,648
Pacholder High Yield Fund, Inc.	130,087	789,628
The Prospect Japan Fund Ltd. (a)(g)	700,971	739,524
Putman High Income Securities Fund	28,901	211,266
Source Capital, Inc.	43,347	2,872,172

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Strategic Global Income Fund, Inc.	31,616	$276,956
The Swiss Helvetia Fund, Inc.	280,925	2,966,568
Terra Catalyst Fund (a)(g)	20,319	31,676
Tri-Continental Corp.	387,319	7,754,126
Virtus Total Return Fund	276,320	1,052,779
The Zweig Total Return Fund, Inc.	18,316	223,089
		75,114,302
Auction Rate Preferred Securities—0.23% (c)(f)
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	123,000

Business Development Company—4.15%
Crossroads Capital, Inc.	292,681	939,506
Equus Total Return, Inc. (a)	106,919	191,385
Firsthand Technology Value Fund, Inc. (a)	102,487	837,319
Full Circle Capital Corp.	477,419	1,179,225
GSV Capital Corp.	17,479	163,778
MVC Capital, Inc.	403,584	2,974,414
		6,285,627
Total Investment Companies (Cost $83,762,382)		81,747,929

COMMODITY PARTNERSHIPS—4.25%
Nuveen Diversified Commodity Fund	155,890	1,406,128
Nuveen Long/Short Commodity Total Return Fund	324,036	5,035,519
Total Commodity Partnerships (Cost $7,207,847)		6,441,647

PREFERRED STOCKS—3.89%
Real Estate Investment Trusts—3.89%
Preferred Apartment Communities, Inc. (c)(f)	6,083	5,891,324
Total Preferred Stocks (Cost $5,657,129)		5,891,324

COMMON STOCKS—27.49%
Consumer Finance—2.52%
Emergent Capital, Inc. (a)	1,032,379	3,809,477

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
COMMON STOCKS—(continued)
Food Products—0.17%
Boulder Brands, Inc. (a)	23,015	$252,705

Insurance—8.21%
Stewart Information Services Corp.	333,198	12,438,281

IT Services—0.06%
JetPay Corp. (a)	35,055	95,349

Professional Services—2.74%
Hill International, Inc. (a)	1,070,308	4,152,795

Real Estate Investment Trusts—7.39%
New York REIT, Inc.	32,810	377,315
Preferred Apartment Communities, Inc.	28,174	368,516
Silver Bay Realty Trust Corp.	5,384	84,314
Wheeler Real Estate Investment Trust, Inc.	1,107,314	2,137,116
Winthrop Realty Trust	632,553	8,204,212
		11,171,473
Software—0.01%
COPsync, Inc. (a)	10,794	22,236

Special Purpose Acquisition Vehicle—6.39% (a)
1347 Capital Corp.	76,600	754,510
Andina Acquisition Corp. II (g)	67,789	672,467
Arowana, Inc. (g)	122,028	1,226,381
Barington/Hilco Acquisition Corp.	15,611	152,988
DT Asia Investments, Ltd. (g)	115,645	1,155,293
E-Compass Acquisition Corp. (g)	27,523	275,230
Electrum Special Acquisition Corp.(g)	46,800	451,152
FinTech Acquisition Corp.	48,085	481,812
FlatWorld Acquisition Corp. (g)	105,702	2,114
Garnero Group Acquisition Co. (g)	170,068	1,668,367
Gores Holdings, Inc.	41,285	412,850
Harmony Merger Corp.	62,937	613,636
Pacific Special Acquisition Corp. (g)	104,449	1,049,712
Quinpario Acquisition Corp. 2	15,611	151,427
Terrapin 3 Acquisition Corp.	62,138	612,681
		9,680,620
Total Common Stocks (Cost $40,318,013)		41,622,936

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
LIQUIDATION CLAIMS—1.90% (a)(c)(f)
The Home Insurance Company in Liquidation	1	$1,262,628
The Home Insurance Company in Liquidation	1	1,618,743
Total Liquidation Claims (Cost $2,569,880)		2,881,371

	Principal
	Amount
CORPORATE BONDS—1.64% (b)
Emergent Capital, Inc.
8.500%, 02/15/2019	$2,941,000	2,466,764
Washington Mutual Inc. (d)(f)
0.000%, 03/17/2014	3,000,000	22,500
Total Corporate Bonds (Cost $2,941,000)		2,489,264

CORPORATE NOTES—2.17% (b)
MVC Capital, Inc.
7.250%, 01/15/2023	133,383	3,281,222
Total Corporate Notes (Cost $3,349,349)		3,281,222

PROMISSORY NOTES—0.40% (b)(c)(f)
Wheeler Real Estate Investment Trust Convertible
9.000%, 12/15/2018	600,000	600,000
Total Promissory Notes (Cost $600,000)		600,000

	Shares
WARRANTS—0.30% (a)
1347 Capital Corp.
Expiration: July 2021
Exercise Price: $11.50	76,600	10,801
AR Capital Acquisition Corp.
Expiration: October 2019
Exercise Price: $11.50	49,997	8,999
Barington/Hilco Acquisition Corp.
Expiration: February 2018
Exercise Price: $12.50	15,611	1,875
CB Pharma Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (g)	23,814	3,572

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
WARRANTS—(continued)
COPsync, Inc.
Expiration: November 2020
Exercise Price: $3.125	10,794	$5,397
DT Asia Investments, Ltd.
Expiration: March 2021
Exercise Price: $12.00 (g)	79,818	7,982
Electrum Special Acquisition Corp.
Expiration: June 2021
Exercise Price: $11.50 (g)	46,800	10,291
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	0
Garnero Group Acquisition Co.
Expiration: June 2019
Exercise Price: $11.50 (g)	153,199	19,901
Harmony Merger Corp.
Expiration: January 2021
Exercise Price: $11.50	62,937	22,028
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	39,430	59,145
Quinpario Acquisition Corp. 2
Expiration: January 2023
Exercise Price: $5.75	15,611	3,200
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (g)	45,477	270,588
Tempus Applied Solutions Holdings, Inc.
Expiration: July 2020
Exercise Price: $11.50	60,197	12,039
Terrapin 3 Acquisition Corp.
Expiration: June 2019
Exercise Price: $11.50	62,138	15,535
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (Acquired 1/24/2014, Cost $0) (c)(f)	84,211	0
Expiration: April 2019
Exercise Price: $5.50	7,523	226
Total Warrants (Cost $194,014)		451,579

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2015

	Shares	Value
RIGHTS—0.03% (a)
1347 Capital Corp.	76,600	$2,298
Barington/Hilco Acquisition Corp.	15,611	2,651
CB Pharma Acquisition Corp. (g)	23,814	4,763
DT Asia Investments, Ltd. (g)	79,818	7,982
Garnero Group Acquisition Co. (g)	139,951	33,518
Total Rights (Cost $82,132)		51,212

MONEY MARKET FUNDS—3.55%
Fidelity Institutional Government Portfolio—Class I, 0.120% (e)	3,002,498	3,002,498
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	2,375,014	2,375,014
Total Money Market Funds (Cost $5,377,512)		5,377,512
Total Investments (Cost $152,059,258)—99.61%		150,835,996
Other Assets in Excess of Liabilities—0.39%		589,614
TOTAL NET ASSETS—100.00%		$151,425,610

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2015.
(c)	Fair valued securities. The total market value of these securities was $9,720,695, representing 6.42% of net assets.
(d)	Default or other conditions exist and the security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2015.
(f)	Illiquid securities. The total market value of these securities was $9,743,195, representing 6.43% of net assets.
(g)	Foreign-issued security.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2015

Assets:
Investments, at value (Cost $152,059,258)	$150,835,996
Dividends and interest receivable	583,090
Receivable for investments sold	1,269,997
Other assets	37,156
Total assets	152,726,239

Liabilities:
Payable for investments purchased	903,091
Payable for shares repurchased	52,960
Advisory fees payable	135,880
Administration fees payable	21,221
Chief Compliance Officer fees payable	11,650
Director fees payable	12,164
Fund Accounting fees payable	8,446
Custody fees payable	7,466
Transfer Agent fees payable	1,020
Accrued expenses and other liabilities	146,731
Total liabilities	1,300,629
Net assets applicable to common shareholders	$151,425,610

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,021,452 shares issued and outstanding, 13,973,379 shares held in treasury	$349,592,177
Cost of shares held in treasury	(197,786,995)
Accumulated undistributed net investment loss	(100,747)
Accumulated net realized gain from investment activities	944,437
Net unrealized depreciation on investments	(1,223,262)
Net assets applicable to common shareholders	$151,425,610
Net asset value per common share ($151,425,610 applicable to
10,021,452 common shares outstanding)	$15.11

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2015
Investment income:
Dividends(1)	$6,387,597
Interest	398,417
Total investment income	6,786,014
Expenses:
Investment advisory fees	1,738,138
Directors’ fees and expenses	168,379
Legal fees and expenses	141,004
Administration fees and expenses	130,978
Stock exchange listing fees	62,154
Compliance fees and expenses	52,677
Accounting fees and expenses	52,129
Insurance fees	51,895
Audit fees	50,496
Custody fees and expenses	42,654
Reports and notices to shareholders	35,544
Transfer agency fees and expenses	12,595
Dividend expenses	10,840
Other expenses	62,983
Net expenses	2,612,466
Net investment income	4,173,548
Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	3,092,536
Short transactions	(382,042)
Distributions received from investment companies	896,777
Net realized gain on investments	3,607,271
Change in net unrealized appreciation (depreciation) on:
Investments	(14,947,265)
Short transactions	260,064
Foreign currency translation	1,252
Net realized and unrealized losses from investment activities	(11,078,678)
Net decrease in net assets applicable to common shareholders resulting from operations	$(6,905,130)

(1) Net of $2,772 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2015	December 31, 2014
From operations:
Net investment income	$4,173,548	$2,221,734
Net realized gain (loss) from:
Investments	3,092,536	12,349,852
Short Transactions	(382,042)	(177,412)
Distributions received from investment companies	896,777	5,138,314
Net realized gain from investments, short transactions
and distributions received from investment companies	3,607,271	17,310,754
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(14,946,013)	(7,044,001)
Short Transactions	260,064	(260,064)
Net increase (decrease) in net assets resulting from operations	(6,905,130)	12,228,423

Distributions paid to common shareholders:
Net investment income	(3,519,948)	(1,931,436)
Net realized gains from investment activities	(8,447,875)	(13,113,436)
Total dividends and distributions paid to common shareholders	(11,967,823)	(15,044,872)

Capital Stock Transactions (Note 4)
Reinvestment of distributions to common stockholders	4,016,990	5,740,113
Conversion of preferred stock to common stock	—	37,205,024
Repurchase of common stock	(5,921,563)	—
Total capital stock transactions	(1,904,573)	42,945,137
Net increase (decrease) in net assets applicable
to common shareholders	(20,777,526)	40,128,688

Net assets applicable to common shareholders:
Beginning of year	172,203,136	132,074,448
End of year	$151,425,610	$172,203,136
Accumulated undistributed net investment loss	$(100,747)	$(567,161)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income(2)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Anti-Dilutive effect of common share repurchase
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)
Total market price return(4)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense(5)
Total expenses, before fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense(5)
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense, and dividends on short positions(6)
Ratio to net investment income to average net assets before waiver(2)
Ratio to net investment income to average net assets after waiver(2)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of period

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2015	2014	2013	2012		2011
$16.94	$18.70	$17.22	$16.01		$16.42
0.41	0.22	0.92	0.34		0.22 (1)
(1.09)	1.02	3.00	1.92		(0.10)
(0.68)	1.24	3.92	2.26		0.12
0.08	—	—	—		—
—	(1.44)	0.00 (8)	—		—
(0.04)	(0.08)	(0.07)	(0.03)		—

—	—	(0.16)	(0.07)		—

(0.35)	(0.19)	(1.10)	(0.23)		(0.26)
(0.84)	(1.29)	(1.11)	(0.72)		(0.27)
(1.19)	(1.48)	(2.21)	(0.95)		(0.53)
$15.11	$16.94	$18.70	$17.22		$16.01
$13.20	$15.37	$17.45	$15.01		$14.50
(3.47)%	(1.01)%	21.98%	13.72%		0.85%
(6.13)%	(3.59)%	31.27%	10.05%		1.89%

1.50%	1.42%	2.66%	2.54	%(7)	1.51%

1.50%	1.51%	2.66%	2.54	%(7)	1.51%

1.50%	1.40%	1.83%	1.82%		1.51%
2.40%	1.18%	5.66%	2.41%		1.32%
2.40%	1.27%	5.66%	2.41%		1.32%

$151,426	$172,203	$132,074	$117,259		$106,864
N/A	N/A	$37,424	$37,454		N/A
48%	59%	58%	62%		55%

N/A	N/A	748,486	749,086		N/A
N/A	N/A	$226	$207		N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the NAV on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(7)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(8)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or

Special Opportunities Fund, Inc.

Notes to financial statements

unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 25.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$81,368,253	$31,676	$348,000	$81,747,929
Commodity Partnerships	6,441,647	—	—	6,441,647
Preferred Stocks
Real Estate Investment Trusts	—	—	5,891,324	5,891,324
Common Stocks
Consumer Finance	3,809,477	—	—	3,809,477
Food Products	252,705	—	—	252,705
Insurance	12,438,281	—	—	12,438,281
IT Services	95,349	—	—	95,349
Professional Services	4,152,795	—	—	4,152,795
Real Estate Investments Trusts	11,171,473	—	—	11,171,473
Software	22,236	—	—	22,236
Special Purpose
Acquisition Vehicles	6,999,547	2,681,073	—	9,680,620
Liquidation Claims	—	—	2,881,371	2,881,371
Corporate Bonds	—	2,489,264	—	2,489,264
Corporate Notes	3,281,222	—	—	3,281,222
Promissory Notes	—	—	600,000	600,000
Warrants	404,997	46,582	0	451,579
Rights	40,932	10,280	—	51,212
Money Market Funds	5,377,512	—	—	5,377,512
Total	$135,856,426	$5,258,875	$9,720,695	$150,835,996

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

Transfers between Level 1 and Level 2 securities as of December 31, 2015 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of December 31, 2015 are summarized in the table below:

Transfers into Level 1
Investment Companies	$312,270
Warrants	68,144
Transfers out of Level 1
Investment Companies	(31,676)
Net transfers in and/or out of Level 1	$348,738
Transfers into Level 2
Investment Companies	31,676
Transfers out of Level 2
Investment Companies	(312,270)
Warrants	(68,144)
Net transfers in and/or out of Level 2	$(348,738)

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2015:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$451,579

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

	Amount of Realized Loss
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Loss	$(194,114)
	on Investments

	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$379,060
	appreciation of investments

The average monthly share amount of warrants during the year was 1,600,579. The average monthly market value of warrants during the year was $489,265.

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change in	Transfers
	Balance			Realized	unrealized	into/	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	(out of)	as of
Category	12/31/2014	sitions	sitions	(Loss)	(depreciation)	Level 3	12/31/2015

Closed
End Funds	$163,146	$—	$(191,893)	$191,893	$(163,146)	$—	$—

Auction Rate
Preferred
Securities	6,381,563	—	(6,700,000)	720,750	(54,313)	—	348,000

Preferred
Stocks	5,806,162	—	—	—	85,162	—	5,891,324

Common
Stocks	228,146	4,175	—	—	118,856	(351,177)	—

Liquidation
Claims	2,842,434	—	—	—	38,937	—	2,881,371

Promissory
Notes	2,000,000	—	(1,400,000)	—	—	—	600,000

Warrants	69	—	—	(61)	(8)	—	0

	$17,421,520	$4,175	$(8,291,893)	$912,582	$25,488	$(351,177)	$9,720,695

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015:

Impact to
Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2015	Methodologies	Input(1)	Input(2)

Auction Rate Preferred	$ 348,000	Market	Comparability	Increase
Securities		Comparables/ Cost	Adjustments/ Broker
Indications/ Company
Announcements

Preferred Stocks	$5,891,324	Cost	Market Assessments/	Increase
Financial Assessments

Liquidation Claims	$2,881,371	Market Transactions	Broker Bids	Increase
Approach

Promissory Notes	$ 600,000	Cost	Terms of the Note/ Financial	Increase
Assessments/ Company
Announcements

Warrants	$ 0	Market Transactions	Discount to Market Price	Decrease
			Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Special Opportunities Fund, Inc.

Notes to financial statements

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total net assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund

Special Opportunities Fund, Inc.

Notes to financial statements

Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Purchases and sales of securities
For the year ended December 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $78,740,631 and $85,454,393, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the year ended December 31, 2015.

Note 4
Capital share transactions
During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

During the year ended December 31, 2014, the Fund issued 338,450 shares for the reinvestment of distributions.  During the same period the Fund issued 2,765,091 of shares of common stock from the conversion of 744,120 shares of the Fund’s convertible preferred stock.

Note 5
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid to common shareholders during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2015	December 31, 2014
Ordinary income	$4,022,798	$4,577,643
Long-term capital gains	7,945,025	10,467,229
Total distributions paid	$11,967,823	$15,044,872

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2015.

The following information is presented on an income tax basis as of December 31, 2015:

Tax cost of investments	$152,275,243
Unrealized appreciation	11,104,068
Unrealized depreciation	(12,543,315)
Net unrealized depreciation	(1,439,247)
Undistributed ordinary income	102,186
Undistributed long-term gains	957,489
Total distributable earnings	1,059,675
Other accumulated losses and other temporary differences	—
Total accumulated losses	$(379,572)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2015, the Fund’s accumulated undistributed net investment income was decreased by $187,186 and the accumulated net realized gain from investment activities was increased by $187,186.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2015, the Fund had no post October losses.

At December 31, 2015, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has

Special Opportunities Fund, Inc.

Notes to financial statements

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 6
Subsequent events
The Fund filed a preliminary registration statement with regards to a convertible preferred rights offering.  The terms of the offering will be determined by the market conditions at that time.  The Board may decide to terminate this offering at any time.

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note 7 (Unaudited)
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Fund has adopted a window, in which the Fund will suspend its program to buy back Fund shares during the three days beginning on the first full trading day of each calendar month to give the Fund’s directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and the Fund’s investment adviser, the opportunity to purchase or sell the Fund’s securities.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2016

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 8, 2015
The Fund held an annual meeting of shareholders on December 8, 2015 to vote on the following matters:

(1)     To elect six Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock, to serve until the Fund’s next Annual Meeting of Stockholders in 2016 and until their successors have been duly elected and qualified;

Proxy results—Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 20, 2015) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 88.19% of the common stock outstanding as of the record date were represented in person or by proxy (8,988,966 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

Special Opportunities Fund, Inc.

General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect Marc Lunder as a director:

FOR	% of Quorum	% of O/S	WITHHELD
8,750,634	97.35%	85.85%	238,332

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
8,145,133	90.61%	79.91%	843,833

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
8,142,978	90.59%	79.89%	845,988

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
8,731,887	97.14%	85.66%	257,079

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
8,165,431	90.84%	80.11%	823,535

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
8,737,027	97.20%	85.72%	251,939

O/S – outstanding shares

Tax information
The Fund designated 58.62% of its ordinary income distribution for the year ended December 31, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2015, 47.97% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 3.23% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Special Opportunities Fund, Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2015.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Emergent
(49)	as of	Since	2009; Chief Compliance Officer		Capital, Inc.
	October	2009	of the Adviser from 2009-2012;		(f/k/a Imperial
	2009.		Principal of the general partner		Holdings, Inc.);
			of several private investment		Director,
			partnerships in the Bulldog		Crossroads Capital,
			Investors group of private funds.		Inc. (f/k/a BDCA
Venture, Inc.).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(71)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Emergent
	2009.		private funds.		Capital, Inc.
(f/k/a Imperial
Holdings, Inc.).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(78)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd.;
Director, Emergent
Capital, Inc.
(f/k/a Imperial
Holdings, Inc.);
Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(52)		Effective	Captial LLC.
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(47)		Since	LLC and NBC Bancshares, LLC.
		2009	Chief Executive Officer of NBC
Trust Company and Crossroads
Capital, Inc.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(71)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(49)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(47)	President	Since	group of Investment Funds.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(71)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(78)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Thomas Antonucci***	Chief	1 year;	Director of Operations,	n/a	n/a
(47)	Financial	Since	Bulldog Investors, a group
	Officer	2014	of Investment Funds.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 8, 2015, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund, as such term is defined in the Investment Company Act of 1940, (the “Independent Directors”), voted to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts.

The Independent Directors evaluated many different factors, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; and (d) the extent to which economies of scale (if any) would be realized as the Fund grows. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. The Independent Directors reviewed the fees being paid by the Fund and determined they were reasonable in light of the services being rendered and given the experience and commitment of the Adviser.  Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

In assessing the quality of the portfolio management delivered by the Adviser, the Independent Directors compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Adviser. The Independent Directors noted the performance figures for the Fund.

In addition, the Independent Directors discussed and considered materials which had been distributed to them in advance of the December 8, 2015 meeting and prepared by the Adviser in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act. These materials included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Fund’s Adviser and

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

the investment performance of the Fund and funds that are comparable; (e) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (f) fees of the Fund and funds that are comparable and the profitability to the Investment Adviser derived from its relationship to the Fund; (g) the Adviser’s compliance program and chief compliance officer; (h) the Adviser’s policy with respect to proxy voting; (i) affiliates and possible conflicts; and (j) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors also reviewed the structure of the Adviser’s compliance procedures and their effectiveness. The Independent Directors also noted any services that extended beyond portfolio management, and they considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its Advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund. The Independent Directors reviewed extensively the other materials provided, including the comparative expenses, components and peer group selections. The Independent Directors considered the cost structure of the Fund relative to its peer funds.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (a) the Adviser was able to retain quality personnel, (b) the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Adviser was very responsive to the requests of the Independent Directors, (d) the Adviser had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) the Adviser continued to demonstrate the ability to grow the Fund.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

The Independent Directors also reviewed information prepared by USBFS comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund was higher than the 0.88% Morningstar Peer Group average.  The Independent Directors further noted that the then current expense ratio of 1.50% for the Fund was lower than the peer group average of 1.56%. The Independent directors concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.

The Independent Directors also discussed the overall profitability of advising the Fund to the Adviser, reviewing the Adviser’s financial information. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. The Independent Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the applicable advisory agreement. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Adviser at the meeting, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 5, 2016, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.        Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.        Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $43,500 and $42,000, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2015 and December 31, 2014, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2015	December 31, 2014
Registrant	$7,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors, LLC (the “Adviser”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to stockholder vote, such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to the Fund, the Adviser analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.  The Adviser’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund and its stockholders.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and stockholder groups. The Adviser will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

The Adviser will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance stockholder democracy. In those instances where stockholder democracy is not affected by the issue submitted to vote, the Adviser will endeavor to vote in the best economic interest of the Fund. With respect to proxies of closed-end investment companies whose shares are held by the Fund, except regarding any proposal that the Adviser deems likely to favorably impact such investment company’s market price discount to its NAV, the Adviser adheres to a “mirror voting” policy, whereby the Adviser votes the Fund’s shares in proportion to those votes cast by such investment company’s shareholders or, in some cases, by the proxy voting instructions of a plurality of the Fund shareholders, unless (a) the Adviser certifies that, with respect to said vote, no conflict of interest exists between it and (i) the Fund or (ii) the Fund’s stockholders; and (b) a majority of the Fund’s independent directors (or a committee of the Fund’s independent directors) determines that no such conflict exists, in which case it will vote in accordance with the Fund’s proxy voting guidelines. Irrespective of the foregoing, in accordance with Section 12(d)(1)(F), for each closed-end fund for which the Fund receives a proxy, the Fund (i) has sought and will continue to seek instructions from shareholders with regard to voting such proxy and vote it in accordance with such instructions, or (ii) has voted and will continue to vote its shares of such closed-end fund in the same proportion as the vote of all other shareholders of such closed-end fund. In certain instances (e.g., if there is a contested proposal to be presented at a shareholder meeting of an underlying closed-end fund), the Advisor to the Fund may deem it appropriate to seek proxy voting instructions from shareholders. Fund shareholders may provide such proxy voting instructions on the Fund’s website. The Fund will vote its shares of its shares of such closed-end fund as determined by a plurality of the proxy voting instructions received on the Fund’s website.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, the Adviser and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, the Adviser’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of the Adviser and the Fund, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2016.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd. from 2008-2013 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brantley Capital Corporation, a business development company, from 2001-2013, and Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009, and Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1999-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Brantley Capital Corporation, a business development company, intermittently from 2005-2013, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012, and Crossroads Capital, Inc. (f/k/a BDCA Venture, Inc.), a business development company, since 2015.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2015 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  4
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $352.3 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  4 other accounts; $7.1 million (estimated).

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0

(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $15.5 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2015 (per instructions to paragraph (a)(4).

As of December 31, 2015, Mr. Goldstein beneficially owns 78,107 shares of common stock of the Registrant; Mr. Dakos beneficially owns 10,059 shares of common stock of the Registrant; and Mr. Das owns 3,096 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2015 to 7/31/2015	61,668	15.18	N/A	N/A
8/1/2015 to 8/31/2015	122,827	14.85	N/A	N/A
9/1/2015 to 9/30/2015	32,735	14.07	N/A	N/A
10/1/2015 to 10/31/2015	29,738	14.52	N/A	N/A
11/1/2015 to 11/30/2015	43,258	14.43	N/A	N/A
12/1/2015 to 12/31/2015	70,930	13.67	N/A	N/A
Total	361,156 (1)	14.53	N/A	N/A

1) 361,156 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*                   /s/ Andrew Dakos
Andrew Dakos, President

Date             2/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Andrew Dakos
Andrew Dakos, President

Date         2/29/16

By (Signature and Title)*                   /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date         2/29/16

* Print the name and title of each signing officer under his or her signature.